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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 27, 2003



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



                 Delaware                              1-5424                            58-0218548
------------------------------------- ----------------------------------- -----------------------------------
       (State or other jurisdiction           (Commission File Number)                  (IRS Employer
             of incorporation)                                                       Identification No.)
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                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Proposed Offering of Convertible Senior Notes

Delta Air Lines, Inc. ("Delta") today issued a press release announcing its intention to offer, subject to market and other conditions, approximately $300 million aggregate principal amount of Convertible Senior Notes due 2023, through an offering to qualified institutional buyers pursuant to Rule 144A, and to non-U.S. persons pursuant to Regulation S, under the Securities Act of 1933, as amended. Delta expects to grant the initial purchasers of the notes a 30-day option to purchase up to an additional $50 million principal amount of the notes. The press release is attached hereto as Exhibit 99.1.

Pursuant to Regulation G, Reconciliation of GAAP Financial Measures to Non-GAAP
Financial Measures Included in 2002 Form 10-K.

On March 27, 2003, Delta filed its Form 10-K for the year ended December 31,
2002 ("2002 Form 10-K") with the Securities and Exchange Commission ("SEC"). On
March 28, 2003, the SEC's Regulation G (Item 10(e) of Regulation S-K) became effective, governing the use of financial measures which are not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

The Management's Discussion and Analysis ("MD&A") section of Delta's 2002 Form
10-K discusses various financial measures which are calculated in accordance with GAAP. The MD&A section also discusses certain non-GAAP financial measures because Delta believes these financial measures help investors in evaluating
Delta's recurring operational performance.

The non-GAAP financial measures in the MD&A section of the 2002 Form 10-K exclude certain items from financial measures derived under GAAP because Delta believes these items are not representative of its normal operations. Excluded items include assets writedowns, restructuring and related items, as well as compensation received under the Air Transportation Safety and System
Stabilization Act ("Stabilization Act") as a result of the September 11, 2001 terrorist attacks.

Delta also included in the MD&A section of its 2002 Form 10-K its operating cost per available seat mile ("CASM") on a fuel price neutralized basis because it believes this non-GAAP financial measure assists investors in understanding the impact of changes in fuel costs on its operations.

In accordance with Regulation G, Delta is filing as exhibits 99.2, 99.3 and
99.4 to this Form 8-K reconciliations of the GAAP financial measures to the non-GAAP financial measures included in the MD&A section in the 2002 Form 10-K.
These exhibits relate to the years ended December 31, 2002, 2001 and 2000, respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

     Exhibit 99.1     Press Release Dated May 27, 2003, titled "Delta Air Lines
                      Announces Proposed Offering of Convertible Senior Notes".

     Exhibit 99.2     Reconciliation of GAAP Financial Measures to Non-GAAP
                      Financial Measures for the Year Ended December 31, 2002.

     Exhibit 99.3     Reconciliation of GAAP Financial Measures to Non-GAAP
                      Financial Measures for the Year Ended December 31, 2001.

     Exhibit 99.4     Reconciliation of GAAP Financial Measures to Non-GAAP
                      Financial Measures for the Year Ended December 31, 2000.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DELTA AIR LINES, INC.




                                      BY: /s/ Edward H. Bastian
                                          -------------------------------------
                                          Edward H. Bastian
                                          Senior Vice President - Finance and
                                          Controller




Date:    May 27, 2003




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                                  EXHIBIT INDEX


Exhibit Number                      Description

     Exhibit 99.1          Press Release Dated May 27, 2003, titled "Delta Air
                           Lines Announces Proposed Offering of Convertible
                           Senior Notes."

     Exhibit 99.2          Reconciliation of GAAP Financial Measures to Non-GAAP
                           Financial Measures for the Year Ended December 31,
                           2002.

     Exhibit 99.3          Reconciliation of GAAP Financial Measures to Non-GAAP
                           Financial Measures for the Year Ended December 31,
                           2001.

     Exhibit 99.4          Reconciliation of GAAP Financial Measures to Non-GAAP
                           Financial Measures for the Year Ended December 31,
                           2000.